Exhibit 6

                                    AGREEMENT
                                       AND
                                POWER OF ATTORNEY

         Each of the undersigned (i) hereby agrees that any statement required to be filed by or on behalf of the undersigned with the United States Securities and Exchange Commission ("SEC"), Washington Homes, Inc. ("WHI") and the New York Stock Exchange ("NYSE") on Schedule 13D pursuant to Rule 13d-1(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendments thereto filed pursuant to Rule 13d-2(a) promulgated under the Exchange Act, pertaining to the common stock, par value $.01 per share, of WHI beneficially owned (as such term is defined for purposes of Section 13(d) of the Exchange Act) by the undersigned may be filed by Geaton A. DeCesaris, Jr. on behalf of the undersigned and (ii) does hereby constitute and appoint Geaton A. DeCesaris, Jr. his, her or its true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver to the SEC, WHI and the NYSE any such
Schedule 13D and any amendments thereto by and on behalf of the undersigned. The undersigned further grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the execution and delivery of the foregoing documents, as fully to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in two or more counterparts, each of which shall be deemed to constitute one and the same instrument or document.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 7th day of September, 2000.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

                                           THE DeCESARIS FAMILY
 /s/ Geaton A. DeCesaris, Sr.              WASHINGTON HOMES STOCK
----------------------------------         GRAT TRUST
Geaton A. DeCesaris, Sr.


 /s/ Elizabeth H. DeCesaris                By: /s/ Geaton A. DeCesaris
----------------------------------             ------------------------------
Elizabeth H. DeCesaris                         Geaton A. DeCesaris, Sr., Trustee


 /s/ Marco A. DeCesaris                    THE JOSEPH A. AND DONNA
----------------------------------         M. DeCESARIS FAMILY TRUST
Marco A. DeCesaris


 /s/ Joseph A. DeCesaris                   By: /s/ Maria R. Vaccaro
----------------------------------             ------------------------------
Joseph A. DeCesaris                            Maria R. Vaccaro, Trustee


 /s/ Donna M. DeCesaris                    By: /s/ Robert D. Courtland
----------------------------------             ------------------------------
Donna M. DeCesaris                             Robert D. Courtland, Trustee


 /s/ A. Hugo DeCesaris                     THE GEATON A. AND JOSEPHINE A.
----------------------------------         DeCESARIS FAMILY TRUST
A. Hugo DeCesaris


 /s/ Julie P. DeCesaris                    By: /s/ Maria R. Vaccaro
----------------------------------             ------------------------------
Julie P. DeCesaris                             Maria R. Vaccaro, Trustee


 /s/ Paul C. Sukalo                        By: /s/ Robert D. Courtland
----------------------------------             ------------------------------
Paul C. Sukalo                                 Robert D. Courtland, Trustee


 /s/ Ida M. Sukalo                         THE MARCO A. DeCESARIS
----------------------------------         FAMILY TRUST
Ida M. Sukalo


 /s/ Josephine DeCesaris                   By: /s/ Maria R. Vaccaro
----------------------------------             ------------------------------
Josephine DeCesaris                            Maria R. Vaccaro, Trustee


                                           By: /s/ Robert D. Courtland
                                               ------------------------------
                                               Robert D. Courtland, Trustee

THE GEATON A. AND ELIZABETH H.
DeCESARIS FAMILY TRUST


By: /s/ Maria R. Vaccaro
    ----------------------------------
    Maria R. Vaccaro, Trustee


By: /s/ Robert D. Courtland
    ----------------------------------
    Robert D. Courtland, Trustee


THE A. HUGO AND JULIE P.
DeCESARIS FAMILY TRUST


By: /s/ Maria R. Vaccaro
    ----------------------------------
    Maria R. Vaccaro, Trustee


By: /s/ Robert D. Courtland
    ----------------------------------
    Robert D. Courtland, Trustee